December 11, 2024

Neuberger Berman growth ETF

SUMMARY PROSPECTUS
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund (including the Fund’s SAI) online at www.nb.com/ETF. You can also get this information at no cost by calling 877-628-2583 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your financial intermediary or any financial intermediary authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 11, 2024 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks long-term growth of capital.

FEES AND EXPENSES
These tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.56
Other expenses[1]	0.97
Total annual operating expenses	1.53
Fee waivers and/or expense reimbursement	1.09
Total annual operating expenses after fee waivers and/or expense reimbursement[2,3]	0.44

[1]	“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.

[2]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.43% of average net assets until 8/31/2026 (after taking into account the Fee Waiver discussed in footnote 3 below) and 0.56% of average net assets from 9/1/2026 to 8/31/2028 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that it will repay the Manager for fees and expenses waived or reimbursed for the Fund provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Manager, whichever is lower. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

[3]
The Manager has contractually undertaken to waive its management fee by 0.13% of the Fund’s average daily net assets (“Fee Waiver”). The undertaking lasts until 8/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fee Waiver is not subject to repayment under the expense limitation arrangement described in footnote 2 above and will not reduce expenses below the expense limitation arrangement described in footnote 2 above.

Expense Example
The expense example can help you compare costs among funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

1 Year	3 Years
$45	$170

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. Because the Fund is new and has not yet commenced operations prior to the date of this prospectus, it does not have a portfolio turnover rate to provide.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund normally invests primarily in equity securities of large-capitalization companies, which it defines as those with a market capitalization within the market capitalization range of the Russell 1000® Growth Index at the time of purchase.

NEUBERGER BERMAN GROWTH ETF	December 11, 2024

The Portfolio Managers employ a research driven approach to stock selection, with a long term perspective that combines both quantitative analysis and qualitative judgment. The Portfolio Managers generally seek to identify what they believe to be faster-growing companies or quality growth companies with key attributes that may include characteristics such as attractive sales growth,  higher earnings visibility, or competitive returns on equity relative to their peers. In doing so, the Portfolio Managers analyze such factors as: balance sheet metrics; profit margin profiles; market share and competitive leadership of the company’s products; sales; cash flow and earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other large-capitalization companies.

As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may enhance the Fund’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund. Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks, to attempt to enhance returns. The Fund will only sell (write) call options on individual stocks if it simultaneously holds an equivalent position in the stock underlying the option (“covered call option”).

The Fund seeks to reduce risk by investing across many companies, sectors and industries. At times, the Portfolio Managers may emphasize certain sectors or industries that they believe may benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy that utilizes a process analyzing macroeconomic and/or security-specific circumstances, and may sell a security when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the stock market, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and ESG factors.

The Fund is not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

NEUBERGER BERMAN GROWTH ETF	December 11, 2024

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants. Only an authorized participant may transact in creation and redemption transactions directly with the Fund, and authorized participants are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other Authorized Participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and NYSE Arca, Inc. (“Exchange”) are open, there are likely to be deviations between current pricing of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices, and bid-ask spreads may be greater than those experienced by other funds. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

NEUBERGER BERMAN GROWTH ETF	December 11, 2024

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The Fund’s portfolio may contain fewer securities than the portfolios of other funds, which increases the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mid- and Large-Cap Companies Risk. At times, mid- and large-cap companies may be out of favor with investors. Compared to smaller companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to larger companies, mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, by adverse publicity and investor perceptions, by interest rate changes and by government regulation.

New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.

NEUBERGER BERMAN GROWTH ETF	December 11, 2024

Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

NEUBERGER BERMAN GROWTH ETF	December 11, 2024

Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the U.S. and China, political or economic dysfunction within some countries or regions, including major producers of commodities, and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

A summary of the Fund’s additional principal investment risks is as follows:

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

NEUBERGER BERMAN GROWTH ETF	December 11, 2024

Artificial Intelligence. The Fund and its service providers, including its adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. The Fund and its adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com/ETF or call (877)-628-2583 for performance information. Past performance (before and after taxes) is not a prediction of future results.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS
The Fund is managed by Portfolio Managers, Charles Kantor, Marc Regenbaum and Raman Gambhir (each a Managing Director of the Manager). They have managed the Fund since its inception.

BUYING AND SELLING SHARES
The Fund issues and redeems Shares at its NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants who have entered into contractual arrangements with the Fund’s distributor.

NEUBERGER BERMAN GROWTH ETF	December 11, 2024

Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price and most investors will buy and sell Shares of the Fund on such an exchange. These transactions do not involve the Fund. The prices at which individual Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of the Fund may trade at a price greater than or less than NAV. Shares of the Fund are listed on NYSE Arca, Inc.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying and selling shares of the Fund through a broker/dealer.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.nb.com/ETF.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with the Manager), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary and its employees to recommend the Fund over another investment. Ask your financial intermediary or visit its website for more information.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC or Neuberger Berman Group LLC. ©2024 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-23761
Z0649 12/24